UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 2, 2015

Life Clips, Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-198828	46-2378100
(State or Other Jurisdiction of Incorporation or)	(Commission File Number)	(IRS Employer Identification No.)

233 S. Sharon Amity Rd., Suite 201

Charlotte, North Carolina 28211

(Address of Principal Executive Offices

800-292-8991

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Life Clips, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 8, 2015 (the “Original 8-K”), disclosing the closing of the Company’s merger and share exchange transaction with Klear Kapture, Inc. (“Klear Kapture”). This Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of Klear Kapture and the pro forma financial information required by Item 9.01 of Form 8-K, which financial statements and unaudited pro forma information are filed as exhibits hereto. Except for the foregoing, this Amendment effects no other changes to the Original 8-K.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Klear Kapture as of and for the year ended December 31, 2014 and the unaudited financial statements of Klear Kapture as of and for the nine months ended September 30, 2015 and 2014, are attached as Exhibit 99.1 and 99.2 to this Amendment, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company and Klear Kapture as of and for the year ended June 30, 2015 and the three months ended September 30, 2015, in each case reflecting, on a pro forma basis, the merger and share exchange transaction between the Company and Klear Kapture, is attached as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Klear Kapture, Inc. as of and for the year ended December 31, 2014

99.2	Unaudited Financial Statements of Klear Kapture, Inc. as of and for the nine months ended September 30, 2015 and 2014

99.3	Unaudited Pro Forma Combined Financial Information of Life Clips, Inc. and Klear Kapture, Inc. for the year ended June 30, 2015 and the three months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: December 18, 2015	By:	/s/ Robert Gruder
Robert Gruder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Financial Statements of Klear Kapture, Inc. as of and for the year ended December 31, 2014

99.2	Unaudited Financial Statements of Klear Kapture, Inc. as of and for the nine months ended September 30, 2015 and 2014

99.3	Unaudited Pro Forma Combined Financial Information of Life Clips, Inc. and Klear Kapture, Inc. for the year ended June 30, 2015 and the three months ended September 30, 2015